                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                          MOLECULAR BIOSYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                              MOLECULAR BIOSYSTEMS, INC.
                               10070 Barnes Canyon Road
                             San Diego, California 92121


                                      NOTICE OF
                         1998 ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON AUGUST 13, 1998

Dear Stockholder:

     You are cordially invited to attend the 1998 Annual Meeting of Stockholders of Molecular Biosystems, Inc. (the "Company"), which will be held on August 13, 1998, at 2:00 p.m. PDT at the Sheraton Grande Torrey Pines, 10950 North Torrey Pines Road, La Jolla, CA 92037, for the following purposes:

     1. ELECTION OF DIRECTORS. To elect a Board of Directors to serve for the ensuing year.

     2.   ADOPTION OF 1998 STOCK OPTION PLAN.   To act on a proposal to adopt
          the 1998 Stock Option Plan, pursuant to which options for a total of 2,000,000 shares may be granted.

     3. RETENTION OF INDEPENDENT PUBLIC ACCOUNTANTS. To ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for the ensuing year.

     4. OTHER BUSINESS. To transact any other business that properly comes before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on June 16, 1998 are entitled to notice of and to vote at the Annual Meeting and any adjournment.

     Your proxy is enclosed. Whether or not you plan to attend the Annual Meeting in person, PLEASE PROMPTLY COMPLETE, SIGN AND RETURN THE ENCLOSED MANAGEMENT PROXY IN THE ENCLOSED RETURN ENVELOPE. If you do attend the Annual Meeting and you have already submitted your proxy, you may still vote personally on each matter brought before the meeting. Thank you.

                                        For the Board of Directors,

                                        /s/ Kenneth J. Widder

                                        Kenneth J. Widder, M.D.
                                        Chairman of the Board

Dated:      July 6, 1998  San Diego, California

                              MOLECULAR BIOSYSTEMS, INC.
                               10070 Barnes Canyon Road
                             San Diego, California  92121


                                 PROXY STATEMENT FOR
                         1998 ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON AUGUST 13, 1998


                                       GENERAL


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Molecular Biosystems, Inc. (the "Company") for use at the 1998 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on August 13, 1998 at 2:00 p.m. PDT at the Sheraton Grande Torrey Pines, 10950 North Torrey Pines Road, La Jolla, California 92037, and at all adjournments of the meeting.

     This Proxy Statement, the accompanying notice and proxy are being mailed to stockholders on or about July 14, 1998.

     The Company's 1998 Annual Report, including financial statements for the year ended March 31, 1998, is being mailed to all stockholders concurrently with this Proxy Statement. Stockholders are referred to the 1998 Annual Report for financial and other information about the Company, but the report is not incorporated in this Proxy Statement and is not a part of the proxy soliciting material.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 1998, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE TO EACH STOCKHOLDER WITHOUT CHARGE ON WRITTEN REQUEST TO GERARD A. WILLS, CHIEF FINANCIAL OFFICER OF THE COMPANY, AT 10070 BARNES CANYON ROAD, SAN DIEGO, CALIFORNIA 92121.

REVOCABILITY OF PROXIES

     A proxy for use in connection with the Annual Meeting is enclosed. Any stockholder who signs and delivers a proxy has the right to revoke it, at any time before it is exercised, by filing a signed revocation with the Secretary of the Company or by filing a duly signed proxy bearing a later date. In addition, the powers of the proxyholders will be revoked if the person signing the proxy is present at the Annual Meeting and elects to vote in person. Subject to these rights of revocation, all shares represented by a properly signed proxy received in time for the Annual Meeting will be voted by the proxyholders in accordance with the instructions on the proxy. IF NO INSTRUCTION IS SPECIFIED WITH REGARD TO A MATTER TO BE ACTED UPON, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

SHARES OUTSTANDING AND VOTING RIGHTS

     There were approximately 18,572,995 shares of the Company's Common Stock outstanding on June 16, 1998, which has been fixed as the record date for the purpose of determining the stockholders entitled to notice of and to vote at the Annual Meeting. Each holder of shares of the Company's Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock held of record as of the record date, on any matter submitted to a vote of the stockholders at the Annual Meeting.

     One-half of the outstanding shares of the Company's Common Stock, represented in person or by proxy, will constitute a quorum at the Annual Meeting. Shares with respect to which authority to vote is withheld, abstentions and shares held of record by a broker or its nominee ("broker shares") that are voted on any matter will be included in determining the shares present. Broker shares that are not voted on any matter will not be included in determining the shares present. The election of each director and the approval of any other matter submitted to a vote of the stockholders requires the affirmative vote of a majority of the shares voting. Shares with respect to which authority is withheld, abstentions and broker shares that are not voted will not be included in determining the number of shares voting on the election of directors or any other matter submitted to a vote of the stockholders.


                                       ITEM ONE

                                ELECTION OF DIRECTORS

     The Company's Board of Directors currently consists of eight members.
Eight directors are to be elected at the Annual Meeting, each of whom is to serve until the next Annual Meeting. The eight nominees for election are now serving as directors, and the proxyholders named in the accompanying proxy will vote the shares represented by the proxy FOR the eight nominees unless authority to vote has been withheld on the proxy returned by the stockholder. Directors are elected by a majority of the shares voting.

     There is set forth below for each of the eight nominees for election as a director his principal occupation, age, the year that he became a director of the Company and additional biographical data:

KENNETH J. WIDDER, M.D., 45
Chairman of the Board

     Kenneth J. Widder, M.D., one of the Company's founders, has served as a member of the Company's Board of Directors since the Company's formation in April 1980. Dr. Widder also served as the Company's Chief Executive Officer from July 1981 until May 1997. After receiving his medical degree from Northwestern University Medical School in 1979, he was a resident in pathology at Duke University Medical Center in Durham, North Carolina. Dr. Widder also currently serves on the Board of Directors of Titan Pharmaceuticals.

BOBBA VENKATADRI, 54
President and Chief Executive Officer

     Bobba Venkatadri has served as the Company's President since October 1995 and as a director of the Company since November 1995. He served as Chief Operating Officer from October 1995 until May 1997, at which time he was elected by the Company's Board to the office of Chief Executive Officer. He served as Executive Vice President of the Pharmaceutical Division of Centocor, Inc., from September 1992 until he joined the Company, and as Vice President - Operations of Centocor's Pharmaceutical Division from March 1992 to September 1992. He was employed by Warner-Lambert Company from 1967 until February 1992 in a variety of Senior Management positions including, Senior Director, Pharmaceutical Operations, President of Warner-Lambert, Indonesia, and Vice President Parke-Davis Operations, USA. Mr. Venkatadri serves on the Board of the San Diego YMCA.

DAVID W. BARRY, M.D., 54
Chairman and Chief Executive Officer
Triangle Pharmaceuticals, Inc.

     David W. Barry, M.D., was elected to the Company's Board of Directors in May 1996. He currently serves as Chairman and Chief Executive Officer of Triangle Pharmaceuticals, Inc. Prior to joining Triangle Pharmaceuticals in 1995, Dr. Barry served for 18 years with Burroughs Wellcome and the Wellcome Foundation in various positions, including Worldwide Group Director, Research, Development & Medical Affairs of the Wellcome Foundation; President of the Wellcome Research Laboratories; and a member of the Board of Directors for the Wellcome Foundation and Wellcome PLC. He previously spent five years with the U.S. Food and Drug Administration in various capacities. Dr. Barry received his medical degree from Yale University School of Medicine.

ROBERT W. BRIGHTFELT, 54
Executive Vice President
Dade International

     Robert W. Brightfelt has served as a director of the Company since October 1987. Mr. Brightfelt received his B.S. and M.S. degrees in mechanical engineering from the University of Nebraska in 1965 and 1967, respectively, and his M.B.A. from the University of Georgia in 1970. He joined the DuPont Company in 1967 as a mechanical engineer and served in positions of increasing responsibility in new product development, manufacturing, R&D, and plant management. In 1981, he joined the DuPont In-Vitro Diagnostics business as Manager of Product Management and Strategic planning. He was named New Product Development Manager in 1984, Worldwide Marketing Director in 1987 and Worldwide Business Director in 1989. Mr. Brightfelt became Executive Vice President of Dade International, Chemistry Systems, effective with the close of the sale of DuPont Diagnostics to Dade in May, 1996. In October, 1997, he became Group President, Chemistry, Dade Behring, effective with the merger of Dade International and Behring Diagnostics. Mr. Brightfelt is a member of the Board of Directors for Dade Behring Inc. He is also a member of the Board of Directors of HIMA (Health Industry Manufacturers Association), and a member of the Board of Directors of Junior Achievement of Delaware.

CHARLES C. EDWARDS, M.D., 74

     Charles C. Edwards, M. D., has served as a director of the Company since March 1987. In 1969, he was appointed by President Nixon as Commissioner of the U. S. Food and Drug Administration, and in 1973 he was appointed Assistant Secretary for Health in the U.S. Department of Health, Education and Welfare.
In 1977, Dr. Edwards assumed the position of President and Chief Executive Officer of Scripps Clinic and Research Foundation and served in that position until 1991. In 1991, he was appointed the President and Chief Executive Officer of the Scripps Institutions of Medicine and Science and served in that position until 1993. Dr. Edwards currently serves as a director of Bergen Brunswig Corporation, Northern Trust of California and the IDEC Pharmaceutical Corporation. Additionally, Dr. Edwards serves on the Board of Trustees of the Scripps Research Institute, the Scripps Institutions of Medicine and Science, the San Diego Hospice and the San Diego YMCA. He received his medical degree from the University of Colorado in 1948, and received his surgical training at the Mayo Clinic in Rochester, Minnesota.

JERRY T. JACKSON, 57

     Jerry T. Jackson has served as a director of the Company since December 1996. From 1965 until his retirement in 1995, Mr. Jackson was employed with Merck & Company, Inc. in various management positions. From 1993 until retirement, he served as Executive Vice President of Merck. During this time, Mr. Jackson had responsibility for Merck's International Human Health Division, Worldwide Human Vaccines, the AgVet Division, Astra/Merck U.S. Operations and Worldwide Marketing. Mr. Jackson was Senior Vice President of Merck & Company, Inc. from 1991 to 1992 and previously was President of Merck Sharp and Dohme International. Mr. Jackson currently serves as a director on the boards of CorTherapeutics, Inc., SunPharm Corporation, Crescendo Pharmaceuticals Corporation, and as Chairman of Transcend Therapeutics, Inc.

GORDON C. LUCE, 72

     Gordon C. Luce has served as a director of the Company since June 1989.
Mr. Luce joined Great American First Savings Bank in San Diego, California in 1969 as its President and Chief Executive Officer and served as its Chairman of the Board from 1979 until his retirement in July 1990. During 1982, he was an Alternate Delegate to the United Nations and has served as a member of three Presidential commissions. Mr. Luce is a former Chairman of Scripps Clinic and Research Foundation and Scripps Health and is a former trustee of Scripps Research Institute. He is also currently serving as a director of PS Group Holdings, Inc. and All American Communications, Inc., which was recently sold to Pearson Company of Great Britain. In addition, Mr. Luce is a Trustee of the University of Southern California in Los Angeles.

DAVID RUBINFIEN, 76

     David Rubinfien has served as a director of the Company since December 1985. He served as President and Chief Executive Officer of Systemix, Inc. from January 1989 until January 1991, and from 1985 to 1988 he was Chairman and Chief Executive Officer of Microgenics Corporation in Concord, California. From 1973 to 1984, he served in several key positions at Syntex Corporation in Palo Alto, California. Mr. Rubinfien also currently serves as a director of two other publicly held companies: ChemTrak, Inc. and Matritech, Inc.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company's Board of Directors has standing Executive, Audit, Compensation and Officer Options Committees. It does not have a standing nominating committee.

     The Executive Committee, composed of Dr. Widder and Mr. Venkatadri, generally possesses the same powers as the full Board of Directors to manage the affairs of the Company, but may not amend the Company's certificate of incorporation or by-laws or make recommendations to the stockholders with respect to the merger, consolidation or dissolution of the Company or the sale of all or substantially all of the Company's assets.

     The Audit Committee, composed of Messrs. Brightfelt, Jackson, Luce and Rubinfien, reviews the scope and results of the independent public accountants' engagement, the Company's internal accounting controls and other pertinent auditing and internal control matters. Mr. Jackson was appointed to the Audit Committee in May 1998 and as such did not attend the May 1997 Audit Committee meeting.

     The Compensation Committee, composed of Messrs. Brightfelt and Rubinfien and Drs. Barry and Edwards, reviews and recommends to the Board of Directors the compensation levels of the Company's executive officers. In addition, the Compensation Committee reviews the procedures involved in setting management compensation and employee benefits. Acting as the Officer Options Committee, the Compensation Committee administers the Company's stock option plans as they relate to the executive officers of the Company.

MEETINGS

     During the fiscal year ended March 31, 1998, the Board of Directors held six meetings. The Executive Committee met formally 14 times during the year and met informally on a number of additional occasions. The Audit Committee met once during the year and the Compensation Committee met twice during the year. Dr. Widder and Messrs. Venkatadri, Brightfelt, Luce and Rubinfien each attended all six meetings of the Board; Dr. Edwards and Mr. Jackson each attended five meetings, and Dr. Barry attended four meetings. Messrs. Brightfelt and Rubinfien attended the Audit Committee meeting. All of the respective members of the Executive, Compensation and Officer Options Committees attended each of the meetings of those committees during the year.

DIRECTORS' COMPENSATION

     Directors receive a retainer of $8,000 per year. No additional cash fee is paid for attendance at board meetings; however, a fee of $750 is paid to each board member for attendance at each regular committee meeting. Pursuant to the terms of the proposed 1998 Stock Option Plan (see Item Two on Page 13), on the date of each Annual Meeting of Stockholders, beginning with the 1998
Annual Meeting, each individual who is to continue to serve as a non-employee Board member, whether or not such individual is standing for re-election at that particular Annual Meeting, will automatically be granted a non-statutory option to purchase 6,500 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months and is not an owner of more than 5% of the stock of the Company, and provided that such individual has not received an automatic option grant under the Plan or the Predecessor Plans within the immediately preceding six month period.

                                   STOCK OWNERSHIP

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information regarding the beneficial ownership of each person (other than directors and executive officers of the Company) known to the Company to own more than 5% of the Company's outstanding Common Stock as of June 16, 1998:


                                         Shares of                 Percent of
      Name and Address of               Common Stock               Outstanding
       Beneficial Owner              Beneficially Owned           Common Stock
     ---------------------           -------------------         --------------
Mallinckrodt Group, Inc.                 1,300,579                    7.00%
675 McDonnell Blvd.
St. Louis, MO 63134

State of Wisconsin Investment Board      1,716,450                    9.24%
P.O. Box 7842
Madison, WI 53707


STOCK OWNERSHIP OF DIRECTORS AND OFFICERS

     The following table sets forth certain information regarding the shares of the Company's Common Stock beneficially owned as of June 16, 1998 by (i) each director and nominee for director, (ii) each executive officer named in the Summary Compensation Table on page 6 and (iii) all of the directors and executive officers of the Company as a group:


                                              Shares of            Percent of
                                             Common Stock          Outstanding
                                             Benefically             Common
Name                                         Owned (1)(2)           Stock (3)
-------------------------                   -------------          -----------
Kenneth J. Widder, M.D.                        491,237                2.64%
Bobba Venkatadri                               220,697                1.19%
David W. Barry, M.D.                             6,500                  *
Robert W. Brightfelt                            26,500                  *
Charles C. Edwards, M.D.                        26,500                  *
Jerry T. Jackson                                21,500                  *
Gordon C. Luce                                  26,500                  *
David Rubinfien                                 26,500                  *
Howard Dittrich, M.D.                           44,093                  *
William Ramage, D. Phil.                        55,000                  *
Gerard A. Wills                                 63,078                  *

All directors and executive                                           5.55%
officers as a group (13 persons)



*    Represents less than 1% of the Company's outstanding Common Stock.

(1) Each person named has voting and investment power over the shares listed, and these powers are exercised solely by the person named or shared with a spouse.

(2) The shares listed for each person named or the group include shares of the Company's Common Stock subject to stock options exercisable on or within 60 days after June 16, 1998. These shares are as follows: Dr. Widder, 230,000 shares; Mr. Venkatadri, 217,500 shares; Dr. Barry, 6,500 shares; Mr. Brightfelt, 26,500 shares; Dr. Edwards, 26,500 shares; Mr. Jackson, 21,500 shares; Mr. Luce, 26,500 shares; Mr. Rubinfien, 26,500 shares; Dr. Dittrich, 41,000 shares; Dr. Ramage, 55,000 shares; Mr. Wills, 61,250 shares; and the group of all directors and executive officers, 761,500 shares.

(3) The percentage for each person named or the group has been determined by including in the number of shares of the Company's outstanding Common Stock the number of shares subject to stock options exercisable by that person or group on or within 60 days after June 16, 1998.


                               EXECUTIVE COMPENSATION


SUMMARY COMPENSATION TABLE

     The following table sets forth the compensation paid by the Company during the fiscal years ended March 31, 1998, 1997 and 1996 to (i) the Chief Executive Officer and (ii) each of the other four most highly compensated executive officers of the Company during the fiscal year ended March 31, 1998 (the "named executive officers"):


                                       Annual Compensation                               Long-Term Compensation
                                       ----------------------------------------        -------------------------------------------
                                Year                               Other Annual        Restricted      Securities      All Other
                                Ended                              Compensation          Stock         Underlying    Compensation
Name                          March 31  Salary ($)  Bonus ($)          ($)              Award ($)       Options (#)       ($)
----------------------------  --------  ---------   -----------    ------------        ----------      ------------  -------------
Kenneth Widder, M.D.            1998    $266,578    81,806   (1)              -                -           100,000             -
  Chairman of the Board         1997     241,215    55,439   (3)              -           60,000   (4)      50,000             -
  And Member of the             1996     240,905         -                    -                -            50,000             -
  Executive Committee


Bobba Venkatadri                1998     299,141    55,899   (1)         37,606   (2)           -          100,000             -
  President, Chief Executive    1997     285,012    36,000   (3)         38,825   (2)      20,000   (4)     50,000             -
  Officer and Member of the     1996     125,640         -               34,106   (2)           -          335,000             -
  Executive Committee


Howard Dittrich, M.D.           1998     196,538    29,910   (1)             -                 -            32,000             -
  Vice President - Research/    1997     163,758         -                   -            57,750   (5)      92,000             -
  Medical and Regulatory        1996           -         -                   -                 -            30,000             -
  Affairs


William Ramage, D. Phil.        1998     177,242    33,328   (1)         15,849   (3)          -            30,000             -
  Vice President - Marketing    1997      95,472         -              100,495   (3)          -           145,000             -
                                1996           -         -                    -                -                 -             -


Gerard A. Wills                 1998     159,200    33,156   (1)              -                -            28,000             -
  Vice President - Finance      1997     139,058    26,844   (3)              -           30,000   (4)      80,000             -
    And Chief Financial         1996     120,440    30,000   (6)              -                -            20,000             -
    Officer


(1)  Paid in respect of performance for the fiscal year ended March 31, 1997.

(2)  Represents relocation expense payments made.

(3)  Paid in respect of performance for the fiscal year ended March 31, 1996.

(4) Awarded in respect of performance for the fiscal year ended March 31, 1996 and as additional compensation. The awards were paid in unregistered shares from which shares to satisfy withholding requirements were withheld. The net shares awarded were as follows: Dr. Widder, 4,220 shares; Mr. Venkatadri, 1,197 shares; and Mr. Wills, 1,828 shares. The shares were issued in April 1996 and were taxable immediately to the recipients, but the unregistered shares that they received could not be sold in the public market for two years (a period subsequently reduced to one year as a result of changes in holding period requirements of the Securities and Exchange Commission's Rule 144).

(5) Awarded to Dr. Dittrich in connection with his employment in May 1996. The award was paid in unregistered shares from which shares to satisfy withholding requirements were withheld. The shares were issued in May 1996 and Dr. Dittrich is contractually restricted from selling any of these shares for a three-year period.

(6)  Paid in respect of performance for the fiscal year ended March 31, 1995.

OPTION GRANTS IN LAST FISCAL YEAR

     The Company granted stock options under the Company's 1993 Stock Option Plan in February 1998, in respect of performance during the fiscal year ended
March 31, 1998.   The following table sets forth each grant of stock options made during the fiscal year ended March 31, 1998 to each of the named executive officers:

                                                        % of Total                                    Potential Realizable Value
                                 Number of                Options        Exercise                       at Assumed Annual Rates
                                 Securities             Granted to         Price                      of Stock Price Appreciation
                                 Underlying              Employees         Per        Expiration            for Option Term
Name                             Options (#)           in Fiscal Year      Share         Date         5% ($) (2)      10% ($) (2)
------------------------         -----------           --------------    ----------   ------------   -------------    -------------
Kenneth J. Widder, M.D.           100,000   (1)            13.9%         $   7.4375        2/12/08       $ 467,740      $1,185,346

Bobba Venkatadri                  100,000   (1)            13.9%             7.4375        2/12/08         467,740       1,185,346

Howard Dittrich, M.D.              32,000   (1)            4.5%              7.4375        2/12/08         149,677         379,311

William Ramage, D. Phil.           30,000   (1)            4.2%              7.4375        2/12/08         140,322         355,604

Gerard A. Wills                    28,000   (1)            3.9%              7.4375        2/12/08         130,967         331,897



(1) These options were granted on February 12, 1998 under the Company's 1993 Stock Option Plan in respect of performance for the fiscal year ended March 31, 1998. All options vest in four equal installments beginning on the first anniversary of the date of grant. Each option holder has the right to pay the exercise price by delivering shares of common stock that the holder previously acquired, and to have the Company withhold, from shares otherwise issuable upon the exercise of the option, sufficient shares to satisfy the Company's withholding liability in connection with the exercise. Each option generally may be exercised only when vested and while the holder is an employee of the Company or within 90 days following the termination of his employment. In the discretion of the Compensation Committee, which administers the 1993 Stock Option Plan as it relates to the Company's executive officers, this 90-day period may be extended in the case of nonstatutory stock options to any date ending on or before the applicable expiration date of the option. No option may be transferred except by will or applicable intestacy laws.

(2) The dollar amounts presented in these columns are the results of calculations at the 5% and 10% annual rates of stock appreciation prescribed by the Securities and Exchange Commission and are not intended to forecast possible future appreciation, if any, of the Company's stock price. No gain to the optionees is possible without an increase in the price of the Company's stock, which will correspondingly benefit all stockholders. For options granted on February 12, 1998 (see note (1)), assuming 5% and 10% compounded annual appreciation of the stock price over the term of the options, the price of a share of Common Stock would be $4.68 and $11.85, respectively, on February 11, 2008.


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     None of the named executive officers exercised stock options during the fiscal year ended March 31, 1998. The following table sets forth, for each of the named executive officers, the fiscal year-end number and value of unexercised options:


                                              Number of Securities                      Value of Unexercised
                                             Underlying Unexercised                         In-the-Money
                                             Options at 3/31/98 (#)                   Options at 3/31/98 ($) (1)
                                          ------------------------------           --------------------------------
Name                                      Exercisable      Unexercisable           Exercisable        Unexercisable
--------------------------                -----------      -------------           -----------        -------------
Kenneth J. Widder, M.D.                       230,000           100,000            $  210,000         $  181,250

Bobba Venkatadri                              217,500           267,500               461,250            473,750

Howard Dittrich, M.D.                          33,500           115,500                43,938            141,313

Gerard A. Wills                                61,250           104,250                61,875            126,375

William I. Ramage, D.Phil.                     55,000           120,000                87,500            185,625


(1) Based on the $9.25 per share closing price of the Company's Common Stock on March 31, 1998.

--------------


EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     As of April 1, 1998, Dr. Widder is paid an annual salary of $262,500; Mr. Venkatadri is paid an annual salary of $315,000; Dr. Dittrich is paid an annual salary of $216,700; Dr. Ramage is paid an annual salary of $195,000; and Mr. Wills is paid an annual salary of $176,000. The Company's employment contracts with its executive officers are of indefinite duration, subject, however, to termination in certain events.

     The Company currently has employment contracts with all executive officers of the Company. In the event of the termination of these employment agreements as a result of (i) a Termination Without Cause within 2 years following a Change of Control or (ii) a Constructive Termination, MBI shall pay severance in an amount equal to 1.5 times (A) the Base Salary in effect immediately prior to the Change of Control and (B) the higher of (x) 100% of Employee's target bonus as determined under MBI's incentive compensation plan or (y) an average of the three most recent bonuses awarded to Employee (collectively, referred to as "Severance Payments").

     Additionally, the employment agreements specify that during the period of time in which Severance Payments are being paid to the employee, MBI shall provide COBRA continuation coverage to Employee and dependents of Employee who are insured at the time of termination under its medical, dental and vision insurance plans and shall assume the cost of continuation coverage provided to Employee and covered dependent.

     The employment agreements also state that, in the event of a Change of Control (whether or not followed by termination of the Agreement), all stock options under any MBI stock option plan which Employee holds at the time of such Change of Control shall become fully "vested" (I.E., immediately exercisable).

     The employment agreements do contain a limitation clause stating that the Severance Payments shall be reduced as necessary so that the present value, as determined in accordance with Section 280G(d)(4) of the Internal Revenue Code, of the sum of (i) the Severance Payments and (ii) all other payments, if any, that must be taken into account for purposes of the computation under Section 280G(b)(2)(A)(ii) of the Internal Revenue Code in respect of Employee does not exceed 2.99 times Employee's base amount, as "base amount" is defined in
Section 280G(b)(3) of the Internal Revenue Code.


              COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The compensation of the Company's executive officers is determined generally by the Compensation Committee of the Company's Board of Directors. The four members of the Compensation Committee, Drs. Edwards and Barry and Messrs. Brightfelt and Rubinfien, are outside directors of the Company.

     Decisions of the Compensation Committee relating to executive officers' base salaries and cash bonuses are reviewed and approved by the full Board; decisions of the Compensation Committee relating to executive officers' stock options are not subject to the Board's review.

EXECUTIVE COMPENSATION POLICIES

     The Company's executive compensation policies seek to coordinate compensation with the Company's product development goals, performance objectives and business strategy. These policies are intended to attract, motivate and retain executive officers whose contributions are critical to the Company's long-term success and to reward executive officers for attaining individual and corporate objectives which enhance stockholder value.

     The Company's compensation program for its executive officers consists of cash compensation and long-term compensation. Cash compensation is paid in the form of a base salary and a cash bonus, and long-term compensation is paid in the form of stock options. Cash bonuses are awarded under the Company's Executive Compensation Program and are intended to provide executive officers with an opportunity to earn additional cash compensation through individual and Company performance. Stock options are intended to focus executive officers on managing the Company from the perspective of an owner with an equity interest and to align their long-term compensation with the benefits realized by the Company's shareholders.

     SALARIES. The Compensation Committee determines the salaries of executive officers on the basis of (i) the individual officers' scope of responsibilities and level of experience, (ii) the rate of inflation, (iii) the range of the Company's merit increases for its employees generally and (iv) the salaries paid to comparable officers in comparable companies. The Compensation Committee has not commissioned a formal survey of executive officer compensation at comparable companies, but has relied on published salary surveys for general indications of salary trends and informal surveys by the Company of other biomedical companies of roughly similar size.

     For fiscal year 1998, Dr. Widder received a salary increase of $10,000, or 4%, to $250,000; Mr. Venkatadri received a salary increase of $15,000 or 5%, to $300,000; Mr. Wills received a raise of $20,800, or 15%, to $160,000; Dr.
Dittrich received raises totaling $17,000, or 9%, to $197,000; and Dr. Ramage received a salary increase of $10,000, or 6%, to $180,000.

     CASH BONUSES. During fiscal year 1998, the Company paid cash bonuses of $81,806, $55,899, $29,910, $33,328 and $33,156 to Dr. Widder, Mr. Venkatadri,
Dr. Dittrich, Dr. Ramage and Mr. Wills, respectively, for their services during fiscal year 1997. These bonuses were paid under the Company's Executive Compensation Program, which is open to the Company's management and staff and senior scientists and is intended to encourage productivity by linking the payment of cash bonuses to individual and Company performance. The program provides for the payment of cash bonuses after the close of each fiscal year using individual incentive targets ranging from 10% to 35% of the midpoints of base salary ranges established by the Company for each management position. Salary ranges are based on published industry standards. Each bonus is determined in the first instance on the basis of the Company's percentage of attainment of its performance objectives for the year, and then on the basis of the individual's percentage of attainment of his or her personal performance objectives. However, due to the broad scope of their responsibilities, Dr. Widder's and Mr. Venkatadri's performance objectives are identical to the Company's performance objectives. For the fiscal year 1997 Executive Compensation Program, the incentive targets for Dr. Widder and Mr. Venkatadri were 35% and 30%, respectively, of the midpoints of their base salary ranges. The incentive targets for Dr. Dittrich, Dr. Ramage and Mr. Wills were 25% of the midpoints of their respective base salary ranges.

     The Company's Executive Compensation Program is reviewed annually by the Company's Board of Directors. The bonuses for fiscal year 1997 paid to Mr. Wills, Dr. Ramage and Dr. Dittrich were determined by the Executive Committee of the Company's Board of Directors (consisting of Dr. Widder and Mr. Venkatadri), subject to review by the Compensation Committee and approval by the Board of Directors. The bonuses paid to Dr. Widder and Mr. Venkatadri were determined by the Compensation Committee subject to review and approval by the Board of Directors.

     STOCK OPTIONS. During fiscal year 1998, the Compensation Committee awarded stock options to Dr. Widder, Mr. Venkatadri, Dr. Dittrich, Dr. Ramage and Mr. Wills for 100,000, 100,000, 32,000, 30,000 and 28,000, respectively, in recognition of their contributions to the Company's attainment of its performance objectives and their level of attainment of individual performance objectives. The principal Company-wide performance factors influencing the Compensation Committee's decisions in respect of stock option awards were the receipt by the Company in December 1997 of marketing approval for OPTISON from the United States Food and Drug Administration, and the immediate commencement of OPTISON's product launch and the receipt in January 1998 of a recommendation for approval to market OPTISON in Europe by the European Union's Committee for Proprietary Medicinal Products of the European Medicines Evaluation Agency.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     In May 1997, the Company implemented its previously adopted management succession plan, pursuant to which Dr. Widder resigned as Chief Executive Officer of the Company, retaining the position of Chairman of the Board, and Mr. Venkatadri was elected to the additional position of Chief Executive Officer.

     The Compensation Committee determined Mr. Venkatadri's compensation for fiscal year 1998 on the basis of the criteria applicable to the Company's executive officers generally.

     As noted, Mr. Venkatadri received a salary increase for fiscal year 1998 of $15,000, or 5%. The cash bonus of $55,899 paid to him during fiscal year 1998 for his services during fiscal year 1997 was based on the Company's progress in developing its second-generation ultrasound contrast imaging agent, OPTISON and in particular, receipt during fiscal 1997 of an FDA advisory panel recommendation for the approval of OPTISON. Mr. Venkatadri's grant of a stock option for 100,000 shares, as described earlier, was based on the Company's continuing progress in developing OPTISON and, in particular, on the receipt in December 1997 of marketing approval from the FDA for OPTISON and the commencement immediately thereafter of OPTISON's product launch, and the receipt in January 1998 of a recommendation by the European Union's Committee for Proprietary Medicinal Products of the European Medicines Evaluation Agency for approval to market OPTISON in Europe.

                              Compensation Committee


                              David W. Barry, M.D.
                              Robert W. Brightfelt
                              Charles C. Edward, M.D.
                              David Rubinfien

                               STOCK PERFORMANCE GRAPH

     The graph set forth below compares cumulative total stockholder return on the Company's Common Stock for the five years ended March 31, 1998, with the cumulative total return over the same period of companies on the Standard & Poor's Smallcap 600 Stock Total Return Index, and the NASDAQ Pharmaceutical Index. The NASDAQ Pharmaceutical Index represents all companies trading on NASDAQ under the Standard Industrial Classification (SIC) Code for pharmaceuticals, including biotechnology companies. The graph assumes that $100 was invested on March 31, 1993 in the Company and each of the two indices and that all dividends were reinvested. It should be noted that the Company has not paid dividends on its Common Stock, and no dividends are included in the representation of the Company's performance. The cumulative total stockholder return on the Company's Common Stock shown on the graph below is not necessarily indicative of future performance.


                                                 Cumulative Total Return

                                      3/93     3/94     3/95     3/96     3/97     3/98
                                    ------   ------   ------   ------   ------   ------
MOLECULAR BIOSYSTEMS INC       MB   100.00    93.15    44.52    47.26    50.00    50.68
S & P SMALLCP 600            I600   100.00   108.65   114.38   150.05   162.64   240.19
NASDAQ PHARMACEUTICAL        INAP   100.00   100.99   100.61   177.38   162.38   194.23


                   CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During the fiscal year ended March 31, 1997, the Company entered into a real estate investment agreement with Mr. Venkatadri and his wife in connection with the purchase of their home in San Diego, California. The Company contributed $300,000 to the purchase and acquired an undivided 53% interest in the home as tenants in common with Mr. and Mrs. Venkatadri.


                                      ITEM TWO

                       APPROVAL OF THE 1998 STOCK OPTION PLAN


     The Company's stockholders are being asked to approve the 1998 Stock Option Plan (the "1998 Plan").

     The 1998 Stock Option Plan was adopted by the Board of Directors in July 1998 as the successor to the Company's 1993 Stock Option Plan and 1997 Outside Directors' Stock Option Plan (the "Predecessor Plans"). The 1998 Plan will become effective on the date that the Company's stockholders approve the Plan. At that time all outstanding options under the Predecessor Plans will be incorporated into the 1998 Plan and the Predecessor Plans will terminate as to all future option grants.

     The following is a summary of the principal features of the 1998 Plan together with the applicable tax and accounting implications for the Company and the participants. However, the summary does not purport to be a complete description of all the provisions of the 1998 Plan. A copy of the actual plan document is incorporated into this Proxy Statement as Exhibit A. Additionally, any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Chief Financial Officer at the Company's principal executive offices in San Diego, California.

EQUITY INCENTIVE PROGRAMS

     The 1998 Plan contains four separate equity incentive programs: (i) a Discretionary Option Grant Program, (ii) a Salary Investment Option Grant Program, (iii) a Stock Issuance Program and (iv) an Automatic Option Grant Program. The principal features of each of these programs are described below. The Board of Directors or a committee composed of two or more non-employee Board members appointed by the Board (the "Primary Committee") will administer the provisions of the 1998 Plan (other than the Salary Investment Option Grant Program and the Automatic Option Grant Program) with respect to all officers and directors of the Company subject to the short-swing trading restrictions of the federal securities laws ("Section 16 Insiders"). With respect to all other participants, these Programs under the 1998 Plan may be administered as the Board determines either by the Board itself, the Primary Committee or a special stock option committee (the "Secondary Committee") comprised of one or more Board members appointed by the Board. The Salary Investment Option Grant Program will be administered by the Primary Committee. Each entity, whether the Board, the Primary Committee, or the Secondary Committee, will be referred to in this summary as the Plan Administrator with respect to its particular administrative functions under the 1998 Plan, and each Plan Administrator will have complete discretion (subject to the provisions of the 1998 Plan) to authorize option grants and direct stock issuances under the 1998 Plan within the scope of its administrative jurisdiction. However, all grants under the Salary Investment Option Grant Program and the Automatic Option Grant Program will be made in strict compliance with the provisions of that program, and no administrative discretion (other than the identification of persons eligible to participate in the Salary Investment Option Grant Program) will be exercised by any Plan Administrator with respect to the grants made under such program. All expenses incurred in administering the 1998 Plan will be paid by the Company.

SHARE RESERVE

     The number of shares of Common Stock reserved for issuance over the ten
(10)-year term of the 1998 Plan consists of approximately 488,000 shares reserved for issuance under the Predecessor Plans plus an additional 2,000,000 shares. The number of shares reserved for issuance under the Predecessor Plans and not yet issued is approximately 3,588,000, of which approximately 3,100,000 are presently reserved for issuance pursuant to outstanding options. Should the stockholders approve the 1998 Plan, the number of shares available for issuance under the 1998 Plan will automatically increase on the first trading day of each calendar year, beginning with the 1999 calendar year, by an amount equal to the lesser of (i) two percent (2%) of the total number of shares of Common Stock outstanding on the last trading day of the immediately preceding calendar year, or (ii) 500,000 shares.

     Should any option governed by the 1998 Plan, including options granted under the Predecessor Plans, terminate prior to exercise in full, the shares subject to the unexercised portion of that option will be available for subsequent option grants. In addition, any unvested shares issued under the 1998 Plan or the Predecessor Plans and subsequently repurchased by the Company at the option exercise or direct issue price paid per share pursuant to the Company's repurchase rights under the Plan will be added back to the number of shares of Common Stock reserved for issuance under the Plan and will accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances made under the Plan. However, shares subject to any option surrendered in accordance with the stock appreciation right provisions of the 1998 Plan will not be available for subsequent issuance.

     In no event may any participant be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the 1998 Plan for more than 650,000 shares in the aggregate.

CHANGES IN CAPITALIZATION

     In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and class of securities issuable under the 1998 Plan, (ii) the maximum number and class of securities for which any one participant may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the 1998 Plan, (iii) the number and class of securities for which option grants will subsequently be made under the Automatic Option Grant Program to each newly-elected or continuing non-employee Board member and (iv) the number and class of securities and the exercise price per share in effect under each outstanding option under the Plan. All such adjustments will be designed to preclude the enlargement or dilution of participant rights and benefits under the 1998 Plan.

ELIGIBILITY

     Employees, non-employee Board members, and independent consultants and advisors to the Company and its subsidiaries (whether now existing or subsequently established) will be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Section 16 Insiders and other highly compensated employees will be eligible to participate in the Salary Investment Option Grant Program. Non-employee members of the Board will participate in the Automatic Option Grant Program.

     As of July 1998, seven (7) executive officers, six (6) non-employee Board members and approximately 135 other employees were eligible to participate in the 1998 Plan, and the six (6) non-employee Board members were also eligible to participate in the Automatic Option Grant Program.

VALUATION

     The fair market value per share of Common Stock on any relevant date under the 1998 Plan will be the closing selling price per share on that date on the New York Stock Exchange. On July 1, 1998, the closing selling price of the Company's Common Stock was $7.25 per share.

                          DISCRETIONARY OPTION GRANT PROGRAM

GRANTS

     The Plan Administrator has complete discretion under the Discretionary Option Grant Program to determine which eligible individuals are to receive option grants, the time or times when such grants are to be made, the number of shares subject to each such grant, the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws, the vesting schedule (if any) to be in effect for the option grant and the maximum term for which any granted option is to remain outstanding.

PRICE AND EXERCISABILITY

     The exercise price per share for options granted under the Discretionary Option Grant Program may not be less than eighty-five percent (85%) of the fair market value per share of Common Stock on the option grant date. No option granted will have a term in excess of ten (10) years, and each option will generally become exercisable in one or more installments over the optionee's period of service with the Company. The shares of Common Stock acquired upon the exercise of one or more options may, however, be unvested and subject to repurchase by the Company, at the exercise price paid per share, if the optionee ceases service with the Company prior to vesting in those shares. The Plan Administrator may at any time cancel the Company's outstanding repurchase rights with respect to those shares and thereby accelerate the vesting of those shares.

     The exercise price may be paid in cash or in shares of the Common Stock. Outstanding options may also be exercised through a same-day sale program pursuant to which a designated brokerage firm is to effect an immediate sale of the shares purchased under the option and pay over to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes.

     No optionee will have any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. Options are generally not assignable or transferable other than by will or the laws of inheritance and, during the optionee's lifetime, the option may be exercised only by such optionee. However, the Plan Administrator may allow non-statutory options to be transferred or assigned during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members, to the extent such transfer or assignment is in furtherance of the optionee's estate plan.

TERMINATION OF SERVICE

     Upon the optionee's cessation of employment or service, the optionee will have a limited period of time in which to exercise his or her outstanding options for any shares in which the optionee is vested at that time. However, at any time while the options remain outstanding, the Plan Administrator will have complete discretion to extend the period following the optionee's cessation of employment or service during which his or her outstanding options may be exercised. The Plan Administrator will also have complete discretion to accelerate the exercisability or vesting of those options in whole or in part at any time.

STOCK APPRECIATION RIGHTS

     The Plan Administrator is authorized to issue stock appreciation rights in connection with option grants made under the Discretionary Option Grant Program which provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of
(a) the fair market value of the vested shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for those shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Common Stock.

                       SALARY INVESTMENT OPTION GRANT PROGRAM

     Section 16 Insiders and other highly compensated employees selected by the Plan Administrator will have the right, commencing with the 1999 calendar year, to reduce his or her salary by not more than $100,000 nor less than $10,000 and to apply such amount to the acquisition of a non-statuory stock option grant under the Salary Investment Option Grant Program. The participant must make his or her election to participate in the program for a particular calendar year by December 31 of the immediately preceding calendar year. The grant for each year of participation will automatically be made on the first trading day in January of that year and will have an exercise price per share equal to one-third of the fair market value of the option shares on the grant date. The number of option shares will be determined by dividing the total dollar amount of the salary reduction by two-thirds of the fair market value per share of Common Stock on the option grant date. As a result, the total spread on the option (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will be equal to the salary reduction. Stockholder approval of this Proposal will also constitute pre-approval of each option grant made pursuant to the provisions of the Salary Investment Option Grant Program on or after the effective date of the 1998 Plan and the subsequent exercise of that option in accordance with such provisions.

     The option will become exercisable for the option shares in a series of 12 successive equal monthly installments upon the optionee's completion of each month of service during the calendar year of the option grant. In the event the optionee ceases employment for any reason (other than death or permanent disability), the unvested shares subject to the option at the time of such cessation will immediately terminate; however, the option will remain exercisable for the vested shares subject to the option until the EARLIER of (i) the expiration of the 10-year option term or (ii) the end of the three-year period measured from the date of the optionee's cessation of service.

     The Plan Administrator is authorized to issue stock appreciation rights in connection with option grants made under the Salary Investment Option Grant Program which provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of
(a) the fair market value of the vested shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for those shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Common Stock.

     All remaining terms of each option granted under the Salary Investment Option Grant Program will be the same as the terms of options granted under the Discretionary Option Grant Program.

                               STOCK ISSUANCE PROGRAM

     The Plan Administrator has complete discretion under the Stock Issuance Program to determine which eligible individuals are to receive stock issuances, the time or times when such issuances are to be made, the number of shares subject to each such issuance and the vesting schedule (if any) to be in effect for the stock issuance.

     Shares may be sold under the Stock Issuance Program at a price per share not less than eighty five percent (85%) of their fair market value, payable in cash or through a promissory note payable to the Company. Shares may also be issued as a bonus for past services. Not more than 10% of the shares reserved under the 1998 Plan may be issued under the Stock Issuance Program.

     The shares issued as a bonus for past services will be fully vested upon issuance. All other shares issued under the program will be subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The Plan Administrator will, however, have the discretionary authority at any time to accelerate the vesting of any and all unvested shares outstanding under the 1998 Plan.

                           AUTOMATIC OPTION GRANT PROGRAM

TERMS

     Under the Automatic Option Grant Program, non-employee Board members will receive option grants at specified intervals over their period of Board service. All grants under the Automatic Option Grant Program will be made in strict compliance with the express provisions of such program, and stockholder approval of this Proposal will also constitute pre-approval of each option subsequently granted pursuant to the provisions of the Automatic Option Grant Program summarized below and the subsequent exercise of that option in accordance with such provisions.

     Each individual who first becomes a non-employee Board member after the effective date of the 1998 Plan, whether through election by the stockholders or appointment by the Board, will automatically be granted, at the time of such initial election or appointment, a non-statutory option to purchase 15,000 shares of Common Stock, provided such individual has not previously been in the Company's employ and is not an owner of more than 5% of the stock of the Company.

     On the date of each Annual Meeting of Stockholders, beginning with the 1998 Annual Meeting, each individual who is to continue to serve as a non-employee Board member, whether or not such individual is standing for re-election at that particular Annual Meeting, will automatically be granted a non-statutory option to purchase 6,500 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months and is not an owner of more than 5% of the stock of the Company, and provided that such individual has not received an automatic option grant under the Plan or the Predecessor Plans within the immediately preceding six month period. There will be no limit on the number of such 6,500-share option grants any one non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously been in the Company's employ will be eligible to receive one or more of those annual grants.

     Each automatic option grant will have an exercise price per share equal to 100% of the fair market value per share of Common Stock on the grant date. The option will have a maximum term of ten (10) years, subject to earlier termination at the end of the twelve (12)-month period measured from the date of the optionee's cessation of Board service. Each option will be immediately exercisable for all of the option shares. However, any shares purchased under the option will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. The shares of Common Stock subject to each initial option grant and each annual 6,500-share grant will vest at the next Annual Meeting of Stockholders following the date of grant.

     Each automatic option will remain exercisable for a twelve (12)-month period following the optionee's cessation of service as a Board member. In no event, however, may the option be exercised after the expiration date of the option term. During the applicable post-service exercise period, the option may not be exercised for more than the number of option shares (if any) in which the Board member is vested at the time of his or her cessation of Board service.
The shares subject to each automatic option grant will immediately vest upon
(i) the optionee's death or permanent disability while a Board member or (ii) a change of control or hostile take-over.

     Upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting stock, each outstanding automatic option grant may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (a) the highest price per share of Common Stock paid in connection with such tender offer over (b) the exercise price payable for such share. Stockholder approval of this proposal will constitute pre-approval of each option subsequently granted with such a surrender right and the subsequent surrender of that option in accordance with foregoing provisions. No additional approval of the Plan Administrator or the Board will be required at the time of the actual option surrender and cash distribution.

     The remaining terms and conditions of each automatic option grant will in general conform to the terms summarized above for option grants made under the Discretionary Option Grant Program and will be incorporated into the option agreement evidencing the automatic grant.

                                 GENERAL PROVISIONS

ACCELERATION

     In the event that the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program which is not to be assumed by the successor corporation will automatically accelerate in full, and all unvested shares under the Discretionary Option Grant, Salary Investment Option Grant and Stock Issuance Programs will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation. The Plan Administrator has the authority to provide that any options which are assumed in connection with such acquisition will vest immediately or that any unvested shares which do not vest at the time of such acquisition will immediately vest in full, in the event the optionee's service with the Company or any successor entity is subsequently terminated within twenty-four (24) months after the acquisition. The Plan Administrator also has the authority to grant options which will immediately vest upon an acquisition of the Company, whether or not those options are assumed by the successor corporation, and the discretionary authority to provide for the full and immediate vesting of all outstanding stock options and unvested shares under the Discretionary Option Grant and Stock Issuance Programs in connection with a change in control of the Company (whether by successful tender offer for more than fifty percent (50%) of the outstanding voting stock or a change in the majority of the Board by reason of one or more proxy contests for the election of Board members), with such vesting to occur either at the time of such change in control or upon the subsequent termination of the individual's service.

     The acceleration of vesting upon a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

OPTION REPRICING, CANCELLATION/REGRANT

     The Plan provides that the Company may not reprice, or cancel and regrant, any option held by the executive officers or directors of the Company for the purpose of lowering the option exercise price without the consent of the stockholders.

FINANCIAL ASSISTANCE

     The Plan Administrator may institute a loan program to assist one or more participants in financing the exercise of outstanding options or the purchase of shares under the Discretionary Option Grant or Stock Issuance Program. The Plan Administrator will have complete discretion to determine the terms of any such financial assistance. However, the maximum amount of financing provided any individual may not exceed the cash consideration payable for the issued shares plus all applicable taxes. Any such financing may be subject to forgiveness in whole or in part, at the discretion of the Plan Administrator, over the participant's period of service.

SPECIAL TAX ELECTION

     The Plan Administrator may provide one or more holders of options or unvested shares with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the tax liability incurred by such individuals in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.

FEDERAL INCOME TAX CONSEQUENCES

     Options granted under the 1998 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

     INCENTIVE OPTIONS. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal tax purposes, dispositions are divided into two categories: qualifying and disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one (1) year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

     Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

     If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. If the optionee makes a qualifying disposition, the Company will not be entitled to any income tax deduction.

     NON-STATUTORY OPTIONS. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and under the terms of the 1998 Plan, the optionee will be required to satisfy the Company's tax withholding requirements applicable to such income.

     If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the
Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

STOCK APPRECIATION RIGHTS

     An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to such distribution for the taxable year in which the ordinary income is recognized by the optionee.

SALARY REDUCTIONS

     Employees who elect to reduce their salaries and to receive option grants pursuant to the Salary Investment Option Grant Program will not be taxable with respect to the amount of the salary reduction at the time the options are granted or vest. The options will be treated in the same manner as a non-statutory option granted under the Discretionary Option Grant Program. The amount of the salary reduction will not be treated as an amount paid to exercise the non-statutory stock option.

DIRECT STOCK ISSUANCE

     The tax principles applicable to direct stock issuances under the 1998 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     The Company anticipates that any compensation deemed paid by it in connection with the disqualifying disposition of incentive stock option shares or the exercise of non-statutory options granted with exercise prices equal to the fair market value of the shares on the grant date will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid under the 1998 Plan will remain deductible by the Company without limitation under Code Section 162(m).

ACCOUNTING TREATMENT

     Option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a direct compensation expense to the Company's earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be accruable by the Company over the period that the option shares or issued shares are to vest. Option grants or stock issuances at 100% of fair market value will not result in any direct charge to the Company's earnings. However, the fair value of those options is required to be disclosed in the notes to the Company's financial statements, and the Company must also disclose, in pro-forma statements to the Company's financial statements, the impact those options would have upon the Company's reported earnings were the value of those options at the time of grant treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

     Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will result in compensation expense to the Company's earnings.


                                     ITEM THREE

                             APPROVAL OF APPOINTMENT OF
                           INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors of the Company has appointed the firm of Arthur Andersen LLP as independent public accountants for the Company for the fiscal year ending March 31, 1999. Arthur Andersen LLP has served as the Company's independent public accountants since January 1981. The proxyholders named in the accompanying proxy will vote the shares represented by the proxy FOR approval of the appointment of Arthur Andersen LLP for the year ending March 31, 1999. If the appointment of Arthur Andersen LLP is not approved, the Board of Directors may reconsider the appointment.

     Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement if they desire to do so.

                       COMPLIANCE WITH REPORTING REQUIREMENTS

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers, and any persons holding more than ten percent of the Company's stock to report their initial ownership of the Company's stock and any subsequent changes in ownership to the Securities and Exchange Commission. Reports of changes in ownership generally are required to be filed by the tenth day of the month following the transaction.

     Based solely on its review of copies of such reports, the Company believes that during the fiscal year ended March 31, 1998, all filing requirements applicable to its directors and executive officers were satisfied. The Company is not aware of any beneficial owner of more than ten percent of the Company's common stock.

                                   OTHER MATTERS

     The Board of Directors has no knowledge of any other business to come before the Annual Meeting and does not intend to present any other matters. However, if any other business properly comes before the meeting or any adjournment of the meeting, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their best judgment.

     The cost of this solicitation of proxies will be borne by the Company.
Some officers and regular employees of the Company may solicit proxies in person or by mail, telephone or telecopier, but will not receive any additional compensation for their services. The Company may also request brokerage firms, banks and other custodians, nominees and fiduciaries to forward soliciting material to the persons for whom they hold shares of the Company's Common Stock, and may reimburse their reasonable expenses in doing so.

                               STOCKHOLDER PROPOSALS

     Any stockholder of the Company who wishes to present a proposal to be considered at the 1999 Annual Meeting of the Stockholders, and who wishes to have the proposal included in the Company's proxy statement and form of proxy relating to that meeting, must deliver the proposal in writing to the Company at 10070 Barnes Canyon Road, San Diego, California 92121, no later than February 16, 1998.

                                        For the Board of Directors,

                                        /s/ Kenneth J. Widder

                                        Kenneth J. Widder, M.D.
                                        Chairman of the Board

Dated: July 6, 1998
       San Diego, California

                                                                      EXHIBIT A

                              MOLECULAR BIOSYSTEMS, INC.
                                1998 STOCK OPTION PLAN


                                     ARTICLE ONE

                                  GENERAL PROVISIONS


     I.    PURPOSE OF THE PLAN

           This 1998 Stock Option Plan is intended to promote the interests of Molecular Biosystems, Inc., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

           Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

     II.   STRUCTURE OF THE PLAN

           A.   The Plan shall be divided into four separate equity programs:

                      (i) the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

                      (ii) the Salary Investment Option Grant Program under which eligible employees may elect to have a portion of their base salary invested each year in special options,

                      (iii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

                      (iv) the Automatic Option Grant Program under which eligible non-employee Board members shall automatically receive options at periodic intervals to purchase shares of Common Stock.

           B. The provisions of Articles One and Six shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

     III.  ADMINISTRATION OF THE PLAN

           A.   The following provisions shall govern the administration of the
Plan:

                      (i) The Board shall have the authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to
Section 16 Insiders but may delegate such authority in whole or in part to the Primary Committee.

                      (ii) Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons.

                      (iii) The Primary Committee shall have the sole and exclusive authority to determine which Section 16 Insiders and other highly compensated Employees shall be eligible for participation in the Salary Investment Option Grant Program for one or more calendar years. However, all option grants under the Salary Investment Option Grant Program shall be made in accordance with the express terms of that program, and the Primary Committee shall not exercise any discretionary functions with respect to the option grants made under that program.

                      (iv) Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program.

           B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full power and authority subject to the provisions of the Plan:

                      (i) to establish such rules as it may deem appropriate for proper administration of the Plan, to make all factual determinations, to construe and interpret the provisions of the Plan and the awards thereunder and to resolve any and all ambiguities thereunder;

                      (ii) to determine, with respect to awards made under the Discretionary Option Grant and Stock Issuance Programs, which eligible persons are to receive such awards, the time or times when such awards are to be made, the number of shares to be covered by each such award, the vesting schedule (if any) applicable to the award, the status of a granted option as either an Incentive Option or a Non-Statutory Option and the maximum term for which the option is to remain outstanding;

                      (iii) to amend, modify or cancel any outstanding award with the consent of the holder (subject to the limitation set forth in Article Six, Section III) or accelerate the vesting of such award; and

                      (iv) to take such other discretionary actions as permitted pursuant


                                          2.

to the terms of the applicable program.

Decisions of each Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties.

           C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

           D. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any options or stock issuances under the Plan.

     IV.   ELIGIBILITY

           A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

                      (i)     Employees,

                      (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

                      (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

           B. Only Employees who are Section 16 Insiders or other highly compensated individuals shall be eligible to participate in the Salary Investment Option Grant Program.

           C. Only non-employee Board members shall be eligible to participate in the Automatic Option Grant Program.

     V.    STOCK SUBJECT TO THE PLAN

           A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock initially reserved for issuance over the term of the Plan shall not exceed the number of shares authorized under the Predecessor Plans being subsumed under this Plan plus Two Million (2,000,000) shares newly authorized by the Board subject to stockholder approval. There are approximately Four Hundred Eighty Eight Thousand


                                          3.

(488,000) shares which are authorized but not yet subject to any outstanding option under the Predecessor Plans. There are approximately Three Million One Hundred Thousand (3,100,000) shares authorized under the Predecessor Plans which are subject to currently outstanding option grants.

           B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of each calendar year during the term of the Plan, beginning with the 1999 calendar year, by an amount equal to two percent (2%) of the shares of Common Stock outstanding on the last trading day of the immediately preceding calendar year, but in no event shall any such annual increase exceed Five Hundred Thousand (500,000) shares.

           C. No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than Six Hundred and Fifty Thousand (650,000) shares of Common Stock in the aggregate per calendar year, beginning with the 1998 calendar year.

           D.   Shares of Common Stock subject to outstanding options
(including options incorporated into this Plan from the Predecessor Plans) shall be available for subsequent issuance under the Plan to the extent those options expire, terminate or are cancelled for any reason prior to exercise in full. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the original exercise or issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent options or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance. Shares of Common Stock underlying one or more stock appreciation rights exercised under the Plan shall NOT be available for subsequent issuance.

           E. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities by which the share reserve is to increase each calendar year pursuant to the automatic share increase provisions of the Plan, (iii) the number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year,
(iv) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board


                                          4.

members, (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan and (v) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plans. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.





                                          5.

                                     ARTICLE TWO

                          DISCRETIONARY OPTION GRANT PROGRAM

     I.    OPTION TERMS

           Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; PROVIDED, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

           A.   EXERCISE PRICE.

                1. The exercise price per share shall be fixed by the Plan Administrator at the time of the option grant, but in no event shall the exercise price per share be less than eighty-five percent (85%) of the fair market value of the common stock on the date of grant.

                2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section II of Article Six and the documents evidencing the option, be payable in cash or check made payable to the Corporation. Should the Common Stock be registered under
Section 12 of the 1934 Act at the time the option is exercised, then the exercise price may also be paid as follows:

                      (i) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                      (ii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a Corporation-approved brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

           Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

           B. EXERCISE AND TERM OF OPTIONS. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have


                                          6.

a term in excess of ten (10) years measured from the option grant date.

           C.   CESSATION OF SERVICE.

                1. The following provisions shall govern the exercise of any options outstanding at the time of the Optionee's cessation of Service or death:

                      (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                      (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by his or her Beneficiary.

                      (iii) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

                      (iv) Should the Optionee's Service be terminated for Misconduct or should the Optionee engage in Misconduct while his or her options are outstanding, then all such options shall terminate immediately and cease to be outstanding.

                2. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding:

                      (i) to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service to such period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                      (ii) to permit the option to be exercised, during the applicable post-Service exercise period, for one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.


                                          7.

           D. STOCKHOLDER RIGHTS. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

           E. REPURCHASE RIGHTS. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

           F. LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. Non-Statutory Options shall be subject to the same restrictions, except that a Non-Statutory Option may, to the extent permitted by the Plan Administrator, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for Optionee and/or one or more such family members. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

     II.   INCENTIVE OPTIONS

           The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Six shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall NOT be subject to the terms of this Section II.

           A. ELIGIBILITY. Incentive Options may only be granted to Employees.

           B. EXERCISE PRICE. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

           C. DOLLAR LIMITATION. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.


                                          8.

           D. 10% STOCKHOLDER. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five
(5) years measured from the option grant date.

     III.  CHANGE IN CONTROL/HOSTILE TAKE-OVER

           A. Each option outstanding at the time of a Change in Control but not otherwise fully-vested shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Change in Control, assumed or otherwise continued in full force and effect by the successor corporation (or parent thereof) pursuant to the terms of the Change in Control, (ii) such option is replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Change in Control on the shares of Common Stock for which the option is not otherwise at that time exercisable and provides for subsequent payout in accordance with the same vesting schedule applicable to those option shares or
(iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.

           B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continue in full force and effect pursuant to the terms of the Change in Control or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

           C. Immediately following the consummation of the Change in Control, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise expressly continued in full force and effect pursuant to the terms of the Change in Control.

           D. Each option which is assumed in connection with a Change in Control shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments to reflect such Change in Control shall also be made to (i) the exercise price payable per share under each outstanding option, PROVIDED the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year.


                                          9.

           E. The Plan Administrator may at any time provide that one or more options will automatically accelerate in connection with a Change in Control, whether or not those options are assumed or otherwise continued in full force and effect pursuant to the terms of the Change in Control. Any such option shall accordingly become exercisable, immediately prior to the effective date of such Change in Control, for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. In addition, the Plan Administrator may at any time provide that one or more of the Corporation's repurchase rights shall not be assignable in connection with such Change in Control and shall terminate upon the consummation of such Change in Control.

           F. The Plan Administrator may at any time provide that one or more options will automatically accelerate upon an Involuntary Termination of the Optionee's Service within a designated period (not to exceed twenty-four (24) months) following the effective date of any Change in Control in which those options do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the EARLIER of (i) the expiration of the option term or (ii) the expiration of the one (1) year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may at any time provide that one or more of the Corporation's repurchase rights shall immediately terminate upon such Involuntary Termination.

           G. The Plan Administrator may at any time provide that one or more options will automatically accelerate in connection with a Hostile Take-Over. Any such option shall become exercisable, immediately prior to the effective date of such Hostile Take-Over, for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. In addition, the Plan Administrator may at any time provide that one or more of the Corporation's repurchase rights shall terminate automatically upon the consummation of such Hostile Take-Over. Alternatively, the Plan Administrator may condition such automatic acceleration and termination upon an Involuntary Termination of the Optionee's Service within a designated period (not to exceed twenty-four (24) months) following the effective date of such Hostile Take-Over. Each option so accelerated shall remain exercisable for fully-vested shares until the expiration or sooner termination of the option term.

           H. The portion of any Incentive Option accelerated in connection with a Change in Control or Hostile Take Over shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

     IV.   STOCK APPRECIATION RIGHTS

           The Plan Administrator may, subject to such conditions as it may determine, grant to selected Optionees stock appreciation rights which will allow the holders of those rights to elect


                                         10.

between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Option Surrender Value of the number of shares for which the option is surrendered over (b) the aggregate exercise price payable for such shares. The distribution may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.


                                         11.

                                    ARTICLE THREE

                        SALARY INVESTMENT OPTION GRANT PROGRAM

     I.    OPTION GRANTS

           The Primary Committee may implement the Salary Investment Option Grant Program for one or more calendar years beginning after the Plan Effective Date and select the Section 16 Insiders and other highly compensated Employees eligible to participate in the Salary Investment Option Grant Program for each such calendar year. Each selected individual who elects to participate in the Salary Investment Option Grant Program must, prior to the start of each calendar year of participation, file with the Plan Administrator (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by an amount not less than Ten Thousand Dollars ($10,000.00) nor more than One Hundred Thousand Dollars ($100,000.00). The Primary Committee shall have complete discretion to determine whether to approve the filed authorization in whole or in part. To the extent the Primary Committee approves the authorization, the individual who filed that authorization shall be granted an option under the Salary Investment Grant Program on the first trading day in January for the calendar year for which the salary reduction is to be in effect.

     II.   OPTION TERMS

           Each option shall be a Non-Statutory Option evidenced by one or more documents in the form approved by the Plan Administrator; PROVIDED, however, that each such document shall comply with the terms specified below.

           A.   EXERCISE PRICE.

                1. The exercise price per share shall be Thirty-three Percent (33%) of the Fair Market Value per share of Common Stock on the option grant date.

                2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

           B. NUMBER OF OPTION SHARES. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

                X = A DIVIDED BY (B x 67%), where

                X is the number of option shares,


                                         12.

                A is the dollar amount of the approved reduction in the Optionee's base salary for the calendar year, and

                B is the Fair Market Value per share of Common Stock on the option grant date.

           C. EXERCISE AND TERM OF OPTIONS. The option shall become exercisable in a series of twelve (12) successive equal monthly installments upon the Optionee's completion of each calendar month of Service in the calendar year for which the salary reduction is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.

           D. CESSATION OF SERVICE. Each option outstanding at the time of the Optionee's cessation of Service shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Service, until the EARLIER of (i) the expiration of the option term or (ii) the expiration of the three (3)-year period following the Optionee's cessation of Service. To the extent the option is held by the Optionee at the time of his or her death, the option may be exercised by his or her Beneficiary. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

     III.  CHANGE IN CONTROL/HOSTILE TAKE-OVER

           A. In the event of any Change in Control or Hostile Take-Over while the Optionee remains in Service, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control or Hostile Take-Over, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such option accelerated in connection with a Change in Control shall terminate upon the Change in Control, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control. Each such option accelerated in connection with a Hostile Take-Over shall remain exercisable until the expiration or sooner termination of the option term.

           B. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding options. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Option Surrender Value of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation.


                                         13.

     IV.   REMAINING TERMS

           The remaining terms of each option granted under the Salary Investment Option Grant Program shall be the same as the terms in effect for options made under the Discretionary Option Grant Program.





                                         14.

                                     ARTICLE FOUR

                                STOCK ISSUANCE PROGRAM

     I.    STOCK ISSUANCE TERMS

           Up to Ten percent (10%) of the shares of Common Stock available under the Plan may be issued under the Stock Issuance Program without any intervening options. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals or Service requirements. Each such award shall be evidenced by one or more documents which comply with the terms specified below.

           A.   PURCHASE PRICE.

                1. The purchase price per share of Common Stock subject to direct issuance shall be fixed by the Plan Administrator, but in no event shall the price per share be less than eighty-five percent (85%) of the fair market value of the common stock on the date of issuance.

                2. Subject to the provisions of Section II of Article Six, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                      (i)     cash or check made payable to the Corporation, or

                      (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

           B.   VESTING/ISSUANCE PROVISIONS.

                1. The Plan Administrator may issue shares of Common Stock which are fully and immediately vested upon issuance or which are to vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. Alternatively, the Plan Administrator may issue share right awards which shall entitle the recipient to receive a specified number of vested shares of Common Stock upon the attainment of one or more performance goals or Service requirements established by the Plan Administrator.

                2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to his or her unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the


                                         15.

Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                3. The Participant shall have full stockholder rights with respect to the issued shares of Common Stock, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

                4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock, or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

                5. The Plan Administrator may waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

                6. Outstanding share right awards shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards, if the performance goals or Service requirements established for such awards are not attained. The Plan Administrator, however, shall have the authority to issue shares of Common Stock in satisfaction of one or more outstanding share right awards as to which the designated performance goals or Service requirements are not attained.

     II.   CHANGE IN CONTROL/HOSTILE TAKE-OVER

           A. All of the Corporation's outstanding repurchase rights shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent (i) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continue in full force and effect pursuant to the terms of the Change in Control or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

           B. The Plan Administrator may at any time provide for the automatic


                                         16.

termination of one or more of those outstanding repurchase rights and the immediate vesting of the shares of Common Stock subject to those terminated rights upon (i) a Change in Control or Hostile Take-Over or (ii) an Involuntary Termination of the Participant's Service within a designated period (not to exceed twenty-four (24) months) following the effective date of any Change in Control or Hostile Take-Over in which those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continue in full force and effect.

     III.  SHARE ESCROW/LEGENDS

           Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.





                                         17.

                                    ARTICLE FIVE

                            AUTOMATIC OPTION GRANT PROGRAM

     I.    OPTION TERMS

           A. GRANT DATES. Options shall be made on the dates specified below:

                1. Each individual who is first elected or appointed as a non-employee Board member at any time after the Plan Effective Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase Fifteen Thousand (15,000) shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary and is not a 5% Stockholder or Affiliate (the "Commencement Grant").

                2. On the date of each Annual Stockholders Meeting held after the Plan Effective Date, each individual who is to continue to serve as a non-employee Board member, whether or not that individual is standing for re-election to the Board, shall automatically be granted a Non-Statutory Option to purchase Six Thousand Five Hundred (6,500) shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months and is not a 5% Stockholder or Affiliate (the "Annual Grant"), and provided that such individual has not received an automatic option grant under the Plan or the Predecessor Plans within the immediately preceding six month period.

           B.   EXERCISE PRICE.

                1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

           C. OPTION TERM. Each option shall have a term of ten (10) years measured from the option grant date.

           D. EXERCISE AND VESTING OF OPTIONS. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each Commencement Grant and each Annual Grant shall vest, and the Corporation's repurchase right shall lapse, at the time of the next Annual Stockholders Meeting.


                                         18.

           E. CESSATION OF BOARD SERVICE. The following provisions shall govern the exercise of any options outstanding at the time of the Optionee's cessation of Board service:

                    (i) Any option outstanding at the time of the Optionee's cessation of Board service for any reason shall remain exercisable for a twelve (12)-month period following the date of such cessation of Board service, but in no event shall such option be exercisable after the expiration of the option term.

                    (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by his or her Beneficiary.

                    (iii) Following the Optionee's cessation of Board service, the option may not be exercised in the aggregate for more than the number of shares in which the Optionee was vested on the date of such cessation of Board service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to be outstanding for any and all shares in which the Optionee is not otherwise at that time vested.

                    (iv) However, should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.

     II.   CHANGE IN CONTROL/HOSTILE TAKE-OVER

           A. In the event of any Change in Control or Hostile Take-Over, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option may, immediately prior to the effective date of such Change in Control the Hostile Take-Over, be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Each such option accelerated in connection with a Change in Control shall terminate upon the Change in Control, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control. Each such option accelerated in connection with a Hostile Take-Over shall remain exercisable until the expiration or sooner termination of the option term.

           B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control or Hostile Take-Over.


                                         19.

           C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding options. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Option Surrender Value of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation.

           D. Each option which is assumed in connection with a Change in Control shall be appropriately adjusted to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, PROVIDED the aggregate exercise price payable for such securities shall remain the same.

     III.  REMAINING TERMS

           The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for options made under the Discretionary Option Grant Program.


                                         20.

                                     ARTICLE SIX

                                    MISCELLANEOUS

     I.    NO IMPAIRMENT OF AUTHORITY

           Outstanding awards shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     II.   FINANCING

           The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

     III.  OPTION REPRICING

           The Plan Administrator may not reprice, or cancel and regrant, any Option held by an executive officer or a non-employee director for the purpose of reducing the exercise price of such Option without the prior consent of the Stockholders of the Corporation.

     IV.   TAX WITHHOLDING

           A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

           B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

                STOCK WITHHOLDING: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to


                                         21.

the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                STOCK DELIVERY: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

     V.    EFFECTIVE DATE AND TERM OF THE PLAN

           A. The Plan shall become effective immediately upon the Plan Effective Date. However, the Salary Investment Option Grant Program shall not be implemented until such time as the Primary Committee or the Board may deem appropriate. Options may be granted under the Discretionary Option Grant or Automatic Option Grant Program at any time on or after the Plan Effective Date.

           B. The Plan shall serve as the successor to the Predecessor Plans, and no further options or direct stock issuances shall be made under the Predecessor Plans after the Plan Effective Date. All options outstanding under the Predecessor Plans on the Plan Effective Date shall be incorporated into the Plan at that time and shall be treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

           C. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Changes in Control, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plans which do not otherwise contain such provisions.

           D. The Plan shall terminate upon the EARLIEST of (i) the tenth anniversary of the Plan Effective Date, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Change in Control. Upon such plan termination, all outstanding options and unvested stock issuances shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.


                                         22.

     VII.  AMENDMENT OF THE PLAN

           A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

           B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant and Salary Investment Option Grant Programs and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal
Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

     VII.  USE OF PROCEEDS

           Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

     VIII. REGULATORY APPROVALS

           A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

           B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.


                                         23.

     IX.   NO EMPLOYMENT/SERVICE RIGHTS

           Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.


                                         24.

                                      APPENDIX


           The following definitions shall be in effect under the Plan:

     A. AUTOMATIC OPTION GRANT PROGRAM shall mean the automatic option grant program in effect under the Plan.

     B. BENEFICIARY shall mean, in the event the Plan Administrator implements a beneficiary designation procedure, the person designated by an Optionee or Participant, pursuant to such procedure, to succeed to such person's rights under any outstanding awards held by him or her at the time of death. In the absence of such designation or procedure, the Beneficiary shall be the personal representative of the estate of the Optionee or Participant or the person or persons to whom the award is transferred by will or the laws of descent and distribution.

     C.    BOARD shall mean the Corporation's Board of Directors.

     D. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

                (i) a merger, consolidation or reorganization approved by the Corporation's stockholders, UNLESS securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation's outstanding voting securities immediately prior to such transaction,

                (ii) any stockholder-approved transfer or other disposition of all or substantially all of the Corporation's assets, or

                (iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board recommends such stockholders accept.

     E.    CODE shall mean the Internal Revenue Code of 1986, as amended.

     F.    COMMON STOCK shall mean the Corporation's common stock.

     G. CORPORATION shall mean Molecular Biosystems, Inc., a Delaware corporation, and


                                         A-1.

its successors.

     H. DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary option grant program in effect under the Plan.

     I. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

     J. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

     K. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

     L. 5% STOCKHOLDER OR AFFILIATE shall mean a non-employee Board member who, directly or indirectly, owns stock (as determined under Code Section 424(d)) possessing equal to or more than five percent (5%) of the total combined voting power of the outstanding securities of the Corporation (or any Parent or Subsidiary) or is affiliated with or is a representative of such a five percent or greater stockholder.

     M.    HOSTILE TAKE-OVER shall mean:

                (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined


                                         A-2.

     voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

                (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

     N. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

     O. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of:

                (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

                (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation or Parent or Subsidiary employing the individual which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

     P. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any intentional wrongdoing by such person, whether by omission or commission, which adversely affects the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. This shall not limit the grounds for the dismissal or discharge of any person in the Service of the Corporation (or any Parent or Subsidiary).

     Q.    1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

     R. NON-STATUTORY OPTION shall mean an option not intended to satisfy the


                                         A-3.

requirements of Code Section 422.

     S. OPTION SURRENDER VALUE shall mean the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation or, in the event of a Hostile Take-Over, effected through a tender offer, the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over, if greater. However, if the surrendered option is an Incentive Option, the Option Surrender Value shall not exceed the Fair Market Value per share.

     T. OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant, Salary Investment Option Grant or Automatic Option Grant Program.

     U. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     V. PARTICIPANT shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

     W. PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve
(12) months or more. However, solely for purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

     X. PLAN shall mean the Corporation's 1998 Stock Option Plan, as set forth in this document.

     Y. PLAN ADMINISTRATOR shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant, Salary Investment Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction. However, the Primary Committee shall have the plenary authority to make all factual determinations and to construe and interpret any and all ambiguities under the Plan to the extent such authority is not otherwise expressly delegated to any other Plan Administrator.

     Z. PLAN EFFECTIVE DATE shall mean the date on which the Plan is approved by the shareholders of the Corporation.


                                         A-4.

     AA.   PREDECESSOR PLANS shall mean the Corporation's pre-existing 1993
Stock Option Plan and 1997 Outside Directors' Stock Option Plan, in each case as in effect immediately prior to the Plan Effective Date hereunder.

     BB.   PRIMARY COMMITTEE shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders and to administer the Salary Investment Option Grant Program with respect to all eligible individuals.

     CC.   SALARY INVESTMENT OPTION GRANT PROGRAM shall mean the salary investment grant program in effect under the Plan.

     DD.   SECONDARY COMMITTEE shall mean a committee of one (1) or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

     EE.   SECTION 16 INSIDER shall mean an officer or director of the
Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

     FF.   SERVICE shall mean the performance of services for the Corporation
(or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

     GG.   STOCK EXCHANGE shall mean either the American Stock Exchange or the
New York Stock Exchange.

     HH.   STOCK ISSUANCE PROGRAM shall mean the stock issuance program in effect under the Plan.

     II. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     JJ.   TAXES shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

     KK.   10% STOCKHOLDER shall mean the owner of stock (as determined under
Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).



                                         A-5.

P R O X Y                  MOLECULAR BIOSYSTEMS, INC.                  P R O X Y
                            10070 BARNES CANYON ROAD
                              SAN DIEGO, CA 92121
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    The undersigned stockholder of MolecularBiosystems, Inc., hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated July 6, 1998 and hereby appoints Kenneth J. Widder and Gerard A. Wills and each of them, proxies and attorneys-in-fact, with full power to each of substitution, to represent and vote as designated below all of the shares of Common Stock of Molecular Biosystems, Inc., held of record by the undersigned on June 16, 1998, at the 1998 Annual Meeting of Stockholders to be held on August 13, 1998, at 2:00 p.m. PDT at the Sheraton Grande Torrey Pines, 10950 North Torrey Pines Road, La Jolla, CA 92037, or at any adjournments thereof.
                       ----------------------------------
    Please mark your votes in connection with the following proposals:

1.         ELECTION OF DIRECTORS         / /  FOR all nominees listed below          / /  WITHHOLD AUTHORITY
                                         (except as marked to the contrary below)    To vote for all nominees listed below

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A
                    LINE THROUGH THE NOMINEE'S NAME BELOW.)
   David W. Barry, Robert W. Brightfelt, Charles C. Edwards, Jerry T. Jackson
      Gordon C. Luce, David Rubinfien, Bobba Venkatadri, Kenneth J. Widder

2.         To approve the proposal to adopt the Company's 1998 Stock Option Plan, pursuant to which options for a total of
           2,000,000 shares may be granted.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

3.         To approve the appointment of Arthur Andersen LLP as the independent public accountants of the Company for the fiscal year ending March 31, 1999.

            / /  FOR            / /  AGAINST            / /  ABSTAIN
                                SEE REVERSE SIDE

    IN THEIR DISCRETION, THE PROXIES ARE EACH AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR (PROPOSAL 1) AND FOR PROPOSALS 2 AND 3, AND AS TO ANY OTHER ITEM OF BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED IN THE BEST JUDGMENT OF THE APPOINTED PROXIES.

    Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as an attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name, by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
                                              DATED: ___________________________
                                              __________________________________
                                                          Signature
                                              __________________________________
                                                  Signature if held jointly

   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
                                    ENVELOPE